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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 15, 1998


                          First Union Direct Bank, N.A.
      (Successor to the First Union National Bank of Georgia as Originator
                  of the First Union Master Credit Card Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust

             United States                                          33-98546                        56-2017017
---------------------------------------------             ------------------------                  ----------------------
(State or Other Jurisdiction of Incorporation)            (Commission File Number)                  (IRS Employer
                                                                                                   Identification Number)

         600 Broad Street
         Augusta, Georgia                                    30903
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(Address of Principal Executive Office)                    (Zip Code)


Registrant's telephone number, including area code (706) 823-2580


                                       N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.        Not Applicable.

Item 2.        Not Applicable.

Item 3.        Not Applicable.

Item 4.        Not Applicable.

Item 5. The First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the period of June 1998 was delivered to Certificateholders on July 15, 1998. The First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the period of June 1998 was delivered to Certificateholders on July 20, 1998.

Item 6.        Not Applicable.

Item 7.        Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2 and 20.3.

        Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the July 15, 1998 Distribution Date.

        Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the July 20, 1998 Distribution Date.

        Exhibit 20.3 Trust and Public Series Summary for the First Union Master Credit Card Trust as of June 1998.

Item 8.        Not Applicable.

Item 9.        Not Applicable.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                            FIRST UNION DIRECT BANK, N.A.,
                                            on behalf of the First Union
                                            Master Credit Card Trust


                                            By: /s/ James L. Wieczorek, Jr.
                                                ----------------------------
                                               Name:   James L. Wieczorek, Jr.
                                               Title:  Assistant Vice President


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                                  EXHIBIT INDEX


Exhibit               Description
-------               -----------

Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the July 15, 1998 Distribution Date.

Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the July 20, 1998 Distribution Date.

Exhibit 20.3 Trust and Public Series Summary for the First Union Master Credit Card Trust as of June 1998.


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